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                                                                    EXHIBIT 23.1






                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 8-K, into VerticalNet, Inc.'s previously filed Form S-8 Registration Statement File No. 333-72143.


                            /s/ Arthur Andersen LLP



Boston, Massachusetts
January 31, 2000


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